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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 18, 2007
                              (DECEMBER 12, 2007)

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



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
               Delaware                                 1-12387                              76-0515284
    (State or other jurisdiction of            (Commission File Number)                   (I.R.S. Employer
     incorporation or organization)                                                      Identification No.)



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
             500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                                  60045
             (Address of Principal Executive Offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 12, 2007, the Compensation/Nominating/Governance Committee of the Board of Directors of Tenneco Inc. approved and adopted the amendment and restatement of the Tenneco Inc. Change in Control Severance Benefit Plan for Key Executives (the "CIC Plan"). The amendments and restatements of the CIC Plan are effective as of December 12, 2007. The Compensation/Nominating/Governance Committee also approved and adopted an amendment to the Tenneco Inc. Excess Benefit Plan (the "EB Plan"). The amendment of the EB Plan is effective as of January 1, 2007. The following are summaries of the material amendments of the CIC Plan and EB Plan and the summary of the CIC Plan is qualified in its entirety by the text of the CIC Plan which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

I.   MATERIAL AMENDMENTS TO THE CIC PLAN

SECTION 409A
The CIC Plan was amended generally to conform to the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the regulations and other guidance issued by the Internal Revenue Service in connection therewith.

PARTICIPATION
The CIC Plan provides certain severance and other benefits to three categories of eligible executives, including our Chief Executive Officer, direct reports to the Chief Executive Officer who meet certain salary requirements and are employed by Tenneco or any of its subsidiaries (collectively, the "Tenneco Companies") before the change in control and a limited number of additional, select roles which are critical to the negotiation and/or consummation of a transaction (each, a "Key Executive").

DEFINITION OF CHANGE OF CONTROL
The CIC Plan was amended to limit the definition of a change of control to the following events:

     o Consummation of a merger, consolidation or other reorganization or substantial asset sale in which Tenneco's shareholders own less than 50% of the new company;

     o Substantial acquisition of Tenneco stock or combined voting power (20% or more);

     o    Shareholder approval of a liquidation or dissolution of Tenneco; or

     o A change in the majority of the board of directors not due to death, disability or the election of a new director which is supported by the majority of the then current incumbent directors.

CONSTRUCTIVE TERMINATION
The definition of constructive termination in the CIC Plan was clarified and supplemented. The following will be deemed to result in a constructive termination with respect to Key Executives:

     o    Material change in status, position, duties or responsibilities;

     o    Relocation to any office more than 50 miles from current office;

     o Material change in pay or benefits (e.g. reduction in base salary and a reduction in incentive compensation opportunities or benefits unless applicable to all employees generally); and

     o Material breach of any provision of the CIC Plan by the Tenneco Companies, including failure to assign to a successor.

DEFINITION OF TERMINATION FOR CAUSE
The definition of termination for cause was amended to include that a breach of Tenneco's corporate compliance policies or statement of business principles also constitutes termination for cause.

ELIGIBILITY FOR BENEFITS
Previously, severance benefits were payable to certain executives who voluntarily separated from service following a
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change in control. That provision was eliminated from the CIC Plan.

EXCISE TAXES WITH RESPECT TO SEVERANCE BENEFITS

     o The CIC Plan was amended to continue full gross-up payments for the Chief Executive Officer if he or she becomes subject to excise taxes in certain circumstances in the application of Internal Revenue Code
          Section 4999. For other participants in the CIC Plan, a modified gross-up provision was adopted. The CIC Plan was also amended to include additional provisions relating to the timing and reporting of such gross-up payments.

RESTRICTIVE COVENANTS
The CIC Plan was amended to include restrictive covenants. By acceptance of participation in the CIC Plan, the Key Executive agrees to be subject to the following restrictive covenants for the term of his or her employment and a period thereafter (which varies based on his or her level within a Tenneco Company):

     o    A covenant concerning the treatment of confidential information;

     o    A noncompete covenant; and

     o A covenant prohibiting the solicitation of employees and clients, each for varying terms depending on the categorization of the Key Executive.

OTHER PROVISIONS
The CIC Plan was amended to include other provisions, including:

     o The Key Executive is not required to seek other employment or mitigate any payment provided under the CIC Plan.

     o A provision prohibiting duplication of benefits or payments under any other plan, program or arrangement with a Tenneco Company.


II.  AMENDMENT TO THE EB PLAN

BENEFITS PAYABLE TO KENNETH R. TRAMMELL
The EB Plan was amended to provide that, in lieu of the benefits that would otherwise be provided to Mr. Trammell under the Plan, he will instead be entitled to a benefit under an enhanced formula. Mr. Trammell's benefits under the enhanced formula for any calendar year will be equal to two times (i) his total compensation (which is generally his base compensation and annual incentive bonus determined without regard to the application of Internal Revenue Code limits on compensation), multiplied by (ii) the percentage determined under the company retirement contribution schedule under the Company's Employee Stock Ownership Plan for Salaried Employees (the "ESOP") based on Mr. Trammell's age (which percentage currently ranges from 6% (between ages 45 and 49) to 10% (age 60 and over)) during the year. The amount determined by the preceding sentence is reduced by his base compensation (taking into account the Internal Revenue Code limitations on compensation) multiplied by the percentage determined under the company retirement contribution schedule under the ESOP based on Mr. Trammell's age during the year.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)               EXHIBITS


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
Exhibit No.       Description
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
10.1              Tenneco Inc. Change in Control Severance Benefit Plan for Key Executives As Amended and Restated
                  Effective December 12, 2007
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO INC.


Date:    December 18, 2007                  By: /s/ David A. Wardell
                                                -------------------------------
                                                David A. Wardell
                                                Senior Vice President,
                                                General Counsel and Secretary